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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into Strategic Diagnostics Inc.'s previously filed Registration Statements on Form S-8 File No. 333-20421, File No.
333-21211 and File No. 333-68107.



                                                       Arthur Andersen LLP




Philadelphia, Pa
 March 30, 1999